                    U.S. Securities and Exchange Commission
                             Washington, D.C. 20549


                              ____________________



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported):  April 1, 1998




                                Summa Industries
             (Exact name of registrant as specified in its charter)



             Delaware                    1-7755           95-1240978
  (State or other jurisdiction of      (Commission    (I.R.S. employer
   incorporation or organization)      file number)   identification number)




        21250 Hawthorne Boulevard, Suite 500, Torrance, California 90503
          (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code:  (310) 792-7024




                                 Not Applicable

         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         Effective on April 1, 1998, Summa Industries ("Summa") was reincorporated from the State of California to the State of Delaware. The reincorporation was previously approved by the requisite vote of Summa's shareholders at the Annual Meeting of Shareholders held in Torrance, California on January 26, 1998. The definitive proxy statement ("Proxy Statement") describing the reincorporation was filed with the Securities and Exchange Commission on December 10, 1997.

         In connection with the reincorporation, Summa (i) executed and delivered an Agreement and Plan of Merger between Summa and Summa Industries, a newly-formed Delaware corporation, in the form attached as Appendix I to the Proxy Statement, (ii) adopted the Certificate of Incorporation in the form attached as Appendix II to the Proxy Statement, and (iii) adopted the Bylaws in the form attached as Appendix III to the Proxy Statement. Appendices I, II and III of the Proxy Statement are incorporated herein by this reference as exhibits to this Report.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SUMMA INDUSTRIES,
                                         a Delaware corporation



Date:  April 15, 1998                    By:  /s/ James R. Swartwout
                                             -----------------------------
                                             James R. Swartwout
                                             President